Financial Risk Management - Capital management risk (Details) - EUR (€) € in Thousands	Dec. 31, 2024	Dec. 31, 2023
Financial Risk Management
Balance sheet total	€ 1,912,502	€ 2,252,468
Equity attributable to Shareholders of Evotec SE	€ 952,525	€ 1,119,908
Equity ratio (in %)	49.80%	49.70%
Net cash	€ (133,033)	€ (115,289)